Exhibit 10.1

KINDRED BIOSCIENCES
2012 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT
Unless otherwise defined herein, capitalized terms used in this Agreement (this “Agreement”) shall have the meanings ascribed to them in the Kindred Biosciences, Inc. 2012 Equity Incentive Plan.

I.	NOTICE OF RESTRICTED STOCK GRANT
[Participant’s Name and Address]
The Company is pleased to inform you that, subject to the terms and conditions of this Agreement, you have been granted restricted shares, or the right to acquire restricted shares, of Common Stock (“Restricted Shares”), as follows:

Grant Number:

Date of Grant:

Purchase Price per Share, if applicable:

Number of Restricted Shares:

Total Purchase Price, if applicable:

Other consideration, if any

Vesting Schedule: The Restricted Shares shall become vested, and no longer subject to forfeiture, in accordance with the following schedule:
As to all of the Restricted Shares on _______________, 20__, but only if the Participant remains in the Company’s continuous employ through such date.

II.	AGREEMENT

A.	Grant of Restricted Shares.
Upon the execution and delivery by the Participant to the Company of this Agreement, the Company shall grant and issue to the Participant named in the Notice of Grant contained in Part I of this Agreement (the “Notice of Grant”) the right to acquire the number of restricted shares of Common Stock (the “Restricted Shares”) set forth in the Notice of Grant, at the purchase price, if any, or other consideration, if any, set forth in the Notice of Grant (the

Exhibit 10.1

“Purchase Price”), and subject to the terms and conditions of this Agreement. Subject to Section 12 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.
If applicable, payment of the aggregate Purchase Price at the time of grant and issuance of the Restricted Shares shall be paid by the Participant’s delivery to the Company of cash or the Participant’s check payable to “Kindred Biosciences, Inc.”

B.	Vesting of Restricted Shares.
(a)Vesting Schedule. The Restricted Shares that shall have vested at any time in accordance with the terms of the Vesting Schedule set forth in the Notice of Grant are referred to as “Vested Shares,” and the Restricted Shares that shall not have vested are referred to as “Unvested Shares.”
(b)Accelerated Vesting Upon a Corporate Transaction. Notwithstanding paragraph (a) of this Section B, in the event of the completion of a Corporate Transaction, all Unvested Shares shall automatically vest and become Vested Shares immediately prior to the completion of the Corporate Transaction.
(c)Forfeiture of Unvested Shares upon Early Termination of Service. If the Participant ceases to remain in continuous employ of the Company through the date the Restricted Shares shall have become Vested Shares, (i) all of the Restricted Shares that are Unvested Shares as of the date of termination of employment of the Participant shall immediately and automatically be forfeited and reconveyed to the Company and shall be cancelled on the Company’s stock books, (ii) the Company promptly thereafter shall pay to the Participant the Purchase Price, if any, paid hereunder by the Participant for the Restricted Shares, and (iii) the Participant shall immediately and automatically cease to have any ownership right in any and all Shares that constitute Unvested Shares as of such employment termination date. In such event, this Agreement shall remain in full force and effect with respect to any Vested Shares.
(d)Shareholder Rights. From the Grant Date and continuing for so long as the Unvested Shares shall not have been forfeited as provided in Part II(B)(c), above, the Participant shall have the right to receive with respect to the Restricted Shares any dividends that the Company may declare regarding the Common Stock; provided, however, that any dividend payable in stock also shall be deemed to be Restricted Shares under this Agreement.
C.No Transfer Permitted of Unvested Shares.
(a)    The Participant shall not, and shall not purport to, sell, assign or otherwise transfer any Unvested Shares, or any interest therein. The Participant is permitted to sell, assign or otherwise transfer the Restricted Shares only if and when they become Vested Shares pursuant to Section B, above.

Exhibit 10.1

(b)    The Participant acknowledges and agrees that all certificates evidencing Unvested Shares shall bear substantially the following legend:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING AND FORFEITURE PROVISIONS AS SET FORTH IN A RESTRICTED STOCK AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.
In addition, the Company shall make a notation regarding the restrictions on transfer of the Restricted Shares in its stock books, and shares of the Restricted Shares shall be transferred on the books of the Company only if transferred or sold in accordance with this Agreement.
D.Stock Certificates.
(c)    Concurrently herewith, the Company shall issue one or more stock certificates in the Participant’s name evidencing the Restricted Shares. The Company shall retain the same and any other stock certificate or certificates that evidence Unvested Shares at any time. The Participant agrees to execute such further instruments and to take such further actions as the Board may deem necessary or advisable for purposes of facilitating the enforcement of this Agreement.
(d)    Upon the Participant’s request at any time, the Company shall deliver to the Participant a stock certificate in the Participant’s name evidencing Vested Shares.

E.	Tax Obligations.
(e)    In connection with the receipt of the Restricted Shares, the Participant hereby represents and warrants that the Company previously advised the Participant to consult with the Participant’s own tax advisor regarding whether an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, should be made by the Participant within thirty days after the Grant Date. The Participant shall be solely responsible for the payment of any and all federal, state and other taxes that may be imposed on the Participant by reason of the acquisition of the Restricted Shares and any vesting and subsequent sale of the Vested Shares.
(f)    The Participant agrees to make appropriate arrangements with the Company for the satisfaction of federal, state, local and foreign income and employment tax withholding requirements, if any, applicable to the receipt or vesting of the Restricted Shares. The Participant acknowledges and agrees that the Company may refuse to issue the Restricted Shares if such withholding amounts any, are not delivered.

Exhibit 10.1

F.	Entire Agreement; Governing Law.
This Agreement, including the Plan, which is incorporated herein by reference, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

G.	NO GUARANTEE OF CONTINUED SERVICE.
THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RESTRICTED SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN SERVICE AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED OR ACQUIRING RESTRICTED SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS RESTRICTED STOCK AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.
By your signature and the signature of the Company’s representative below, you and the Company agree that the Restricted Shares are granted under and governed by the terms and conditions of the Plan and this Agreement. By your signature below, you accept the offer to acquire the Restricted Shares, acknowledge and agree that you have reviewed the Plan and this Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of the Plan and this Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Agreement. You further agree to notify the Company upon any change in the address indicated below.
[Signature page follows]

Exhibit 10.1

This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original, but both of which shall constitute one and the same instrument.

PARTICIPANT:

____________________________________
Signature

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Print Name

Address:
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KINDRED BIOSCIENCES, INC. By:___________________________________ Name: Title: